SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C. 20549



                          FORM 8-K

                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 10, 2003


                 EPIC FINANCIAL  CORPORATION
              --------------------------------
   (Exact name of registrant as specified in its charter)






     Nevada                  000-33417                 88-0451534
  -----------             ---------------           ----------------
(State  or other        (Commission File No.)      (I.R.S. Employer
jurisdiction of                                    Identification No.)
incorporation or
organization)




   3300 Irvine Avenue, Suite 220, Newport Beach, California 92660
 -------------------------------------------------------------------
            (Address of principal executive offices)




Registrant's  telephone number, including  area  code: (949) 622-1130


                                 N/A
                    ------------------------------
     (Former name or former address, if changed since last report)








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Item 7.   FINANCIAL STATEMENTS OR EXHIBITS.

          a.   Financial Statements.

                    None.

          b.   Exhibits.

               99.17     Press Release by Epic Financial
                    Corporation, dated December 10, 2003,
                    disclosing plans for Epic Financial
                    Corporation, Datalogic International and
                    Paramco Financial Group, Inc. to develop a proprietary VoIP Video Conferencing system.

























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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:  December 9, 2003            EPIC FINANCIAL CORPORATION



                               /s/  William R. Parker
                               ------------------------------------
                               William R. Parker, President

































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